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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      December 1, 2004 (November 24, 2004)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

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       DELAWARE                     0-23317                    06-1411336
------------------------ ------------------------------- -----------------------
(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                          Identification Number)
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                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.        Election of Director

     Effective November 24, 2004, Gene Logic Inc. (the "Company") appointed Frank L. Douglas to the Company's board of directors. Dr. Douglas has been appointed to fill a vacancy on the Board of Directors with a term ending at the next annual stockholders meeting, at which time he would be considered for election for a full term. The Board has not determined on what committees Dr. Douglas will serve.

     A copy of the Company's press release, dated December 1, 2004, announcing the appointment of Dr. Douglas to the Board of Directors is attached hereto as
Exhibit 99.1.



Item 9.01.        Financial Statements and Exhibits

(c)     Exhibits

Exhibit Number   Description
---------------  ---------------------------------------------------------------

    99.1         Press Release issued by Gene Logic Inc. dated December 1, 2004.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Gene Logic Inc.


                                               By:  /s/ Philip L. Rohrer, Jr.
                                                    --------------------------
                                                      Philip L. Rohrer, Jr.
                                                      Chief Financial Officer


Dated:  December 1, 2004




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                                  EXHIBIT INDEX


Exhibit Number   Description
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99.1             Press Release issued by Gene Logic Inc. dated December 1, 2004.